UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K

                            CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  November 26, 2008



                            LANDAUER, INC.
        ------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



                               Delaware
            ----------------------------------------------
            (State or Other Jurisdiction of Incorporation)



             1-9788                         06-1218089
     ------------------------  ------------------------------------
     (Commission File Number)  (I.R.S. Employer Identification No.)



  2 Science Road, Glenwood, Illinois            60425
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(Address of Principal Executive Offices)    (Zip Code)



                            (708) 755-7000
         ----------------------------------------------------
         (Registrant's Telephone Number, Including Area Code)



                            Not Applicable
     -------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [  ]     Written communications pursuant to Rule 425 under the
           Securities Act (17 CFR 230.425)

  [  ]     Soliciting material pursuant to Rule 14a-12 under the
           Exchange Act (17 CFR 240.14a-12)

  [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
           under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
           under the Exchange Act (17 CFR 240.13e-4(c))


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


ITEM 8.01  OTHER EVENTS

      On November 26, 2008, Landauer, Inc. issued a News Release announcing the declaration of a regular quarterly cash dividend of $0.525 per share, an increase of 5% over last year, for the first quarter of fiscal 2009.
The dividend will be paid on January 2, 2009 to shareholders of record on December 12, 2008. A copy of the News Release is furnished as Exhibit 99.1 to this current report on Form 8-K.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  Exhibits.

           99.1  News Release, dated November 26, 2008






















































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


                               SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LANDAUER, INC.


Dated:  November 26, 2008              /s/ Jonathon M. Singer
                                       ------------------------------
                                       Jonathon M. Singer
                                       Senior Vice President,
                                       Finance, Secretary, Treasurer,
                                       and Chief Financial Officer
                                       (Principal Financial and
                                       Accounting Officer)



















































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


                             EXHIBIT INDEX


EXHIBIT
  NO.      DESCRIPTION
-------    -----------

 99.1      News Release, dated November 26, 2008






























































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